CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO

Schedule of investments (unaudited)	September 30, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.0%
COMMUNICATION SERVICES - 26.6%
Diversified Telecommunication Services - 1.9%
AT&T Inc.	283,881	$10,742,057
GCI Liberty Inc., Class A Shares	66,642	4,136,469	*

Total Diversified Telecommunication Services		14,878,526

Entertainment - 4.0%
Liberty Media Corp. - Liberty Braves, Class A Shares	5,311	147,805	*
Liberty Media Corp. - Liberty Braves, Class C Shares	12,106	335,942	*
Liberty Media Corp. - Liberty Formula One, Class A Shares	22,828	903,761	*
Liberty Media Corp. - Liberty Formula One, Class C Shares	45,655	1,898,791	*
Lions Gate Entertainment Corp., Class B Shares	90,636	792,159
Madison Square Garden Co., Class A Shares	87,516	23,062,216	*
Viacom Inc., Class B Shares	66,893	1,607,439
World Wrestling Entertainment Inc., Class A Shares	37,781	2,688,118

Total Entertainment		31,436,231

Interactive Media & Services - 4.2%
Facebook Inc., Class A Shares	31,767	5,657,067	*
Twitter Inc.	657,887	27,104,945	*

Total Interactive Media & Services		32,762,012

Media - 16.5%
AMC Networks Inc., Class A Shares	171,376	8,424,844	*
CBS Corp., Class B Shares, Non Voting Shares	62,194	2,510,772
Comcast Corp., Class A Shares	1,711,492	77,154,059
Discovery Inc., Class A Shares	167,705	4,465,984	*
Discovery Inc., Class C Shares	230,561	5,676,412	*
Liberty Broadband Corp., Class A Shares	22,828	2,385,983	*
Liberty Broadband Corp., Class C Shares	59,353	6,212,478	*
Liberty Global PLC, Class A Shares	74,592	1,846,152	*
Liberty Global PLC, Class C Shares	226,019	5,376,992	*
Liberty Media Corp. - Liberty SiriusXM, Class A Shares	91,311	3,795,798	*
Liberty Media Corp. - Liberty SiriusXM, Class C Shares	182,622	7,662,819	*
MSG Networks Inc., Class A Shares	192,062	3,115,246	*

Total Media		128,627,539

TOTAL COMMUNICATION SERVICES		207,704,308

CONSUMER DISCRETIONARY - 0.6%
Internet & Direct Marketing Retail - 0.6%
Qurate Retail Inc.	458,650	4,730,975	*

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
ENERGY - 2.8%
Energy Equipment & Services - 1.4%
Core Laboratories NV	145,440	$6,780,413
National Oilwell Varco Inc.	188,765	4,001,818

Total Energy Equipment & Services		10,782,231

Oil, Gas & Consumable Fuels - 1.4%
Encana Corp.	502,231	2,310,263
Occidental Petroleum Corp.	188,990	8,404,385

Total Oil, Gas & Consumable Fuels		10,714,648

TOTAL ENERGY		21,496,879

FINANCIALS - 1.7%
Banks - 0.1%
Sterling Bancorp	40,706	816,562

Capital Markets - 1.1%
Cohen & Steers Inc.	150,750	8,280,698

Thrifts & Mortgage Finance - 0.5%
New York Community Bancorp Inc.	347,933	4,366,559

TOTAL FINANCIALS		13,463,819

HEALTH CARE - 35.4%
Biotechnology - 20.5%
Agios Pharmaceuticals Inc.	64,191	2,079,788	*
Alkermes PLC	158,757	3,097,349	*
Amgen Inc.	227,493	44,022,170
Biogen Inc.	224,721	52,319,543	*
ImmunoGen Inc.	111,935	270,883	*
Ionis Pharmaceuticals Inc.	218,935	13,116,396	*
Ultragenyx Pharmaceutical Inc.	66,748	2,855,480	*
Vertex Pharmaceuticals Inc.	239,471	40,571,177	*
Voyager Therapeutics Inc.	82,608	1,421,684	*

Total Biotechnology		159,754,470

Health Care Equipment & Supplies - 2.6%
Medtronic PLC	185,304	20,127,720

Health Care Providers & Services - 6.2%
UnitedHealth Group Inc.	223,484	48,567,543

Pharmaceuticals - 6.1%
Allergan PLC	264,628	44,534,246
Bausch Health Cos. Inc.	136,475	2,981,979	*

Total Pharmaceuticals		47,516,225

TOTAL HEALTH CARE		275,965,958

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
INDUSTRIALS - 6.7%
Aerospace & Defense - 4.0%
L3Harris Technologies Inc.	149,046	$31,096,957

Building Products - 1.9%
Johnson Controls International PLC	347,894	15,269,068

Construction & Engineering - 0.3%
Fluor Corp.	119,539	2,286,781

Machinery - 0.4%
Pentair PLC	75,602	2,857,755

Trading Companies & Distributors - 0.1%
NOW Inc.	47,191	541,281	*

TOTAL INDUSTRIALS		52,051,842

INFORMATION TECHNOLOGY - 22.1%
Electronic Equipment, Instruments & Components - 3.4%
Dolby Laboratories Inc., Class A Shares	37,594	2,430,076
TE Connectivity Ltd.	257,611	24,004,193

Total Electronic Equipment, Instruments & Components		26,434,269

Semiconductors & Semiconductor Equipment - 8.3%
Broadcom Inc.	141,107	38,955,410
Cree Inc.	203,269	9,960,181	*
Intel Corp.	307,119	15,825,842

Total Semiconductors & Semiconductor Equipment		64,741,433

Software - 5.2%
Autodesk Inc.	152,489	22,522,625	*
Citrix Systems Inc.	116,258	11,221,222
FireEye Inc.	329,616	4,397,078	*
LogMeIn Inc.	7,865	558,100
Nuance Communications Inc.	93,984	1,532,879	*

Total Software		40,231,904

Technology Hardware, Storage & Peripherals - 5.2%
Seagate Technology PLC	524,295	28,201,828
Western Digital Corp.	207,213	12,358,183

Total Technology Hardware, Storage & Peripherals		40,560,011

TOTAL INFORMATION TECHNOLOGY		171,967,617

MATERIALS - 1.1%
Metals & Mining - 1.1%
Freeport-McMoRan Inc.	611,064	5,847,882
Nucor Corp.	48,392	2,463,637

TOTAL MATERIALS		8,311,519

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $266,148,236)		755,692,917

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 3.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $23,371,895)	1.810%	23,371,895	$23,371,895

TOTAL INVESTMENTS - 100.0% (Cost - $289,520,131)			779,064,812
Other Assets in Excess of Liabilities - 0.0%			207,207

TOTAL NET ASSETS - 100.0%			$779,272,019

*	Non-income producing security.

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s investments as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable Aggressive Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Notes to Schedule of Investments (unaudited) (continued)

owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$755,692,917	—	—	$755,692,917
Short-Term Investments†	23,371,895	—	—	23,371,895

Total Investments	$779,064,812	—	—	$779,064,812

†	See Schedule of Investments for additional detailed categorizations.